Consent of Independent Auditors



The Board of Directors of Aetna Insurance Company Of America and Contract Owners of Variable Annuity Account I:



We consent to the use of our reports incorporated herein by reference.



                                        /s/KPMG Peat Marwick LLP
                                        ------------------------------
                                           KPMG Peat Marwick LLP



Hartford, Connecticut
January 29, 1997